                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12

                                  BELDEN INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

[BELDEN LOGO]

                                          March 27, 2002

Dear Shareholder:

     I am pleased to invite you to attend the annual meeting of shareholders of Belden Inc. to be held on Tuesday, May 7, 2002, at 11 o'clock in the morning at the Saint Louis Club (16th Floor), Pierre Laclede Center, 7701 Forsyth Boulevard, St. Louis, Missouri.

     Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend, I hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy card. Voting in such manner will ensure your representation at the meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

     Thank you for your support and continued interest in Belden.

                                          Sincerely,

                                          /s/ C. BAKER CUNNINGHAM
                                          C. Baker Cunningham
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                      2002 ANNUAL MEETING OF SHAREHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING....................................    1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
  ANNUAL MEETING............................................    2
  Why am I receiving these materials?.......................    2
  What information is contained in these materials?.........    2
  What proposals will be voted on at the meeting?...........    2
  What is Belden's voting recommendation?...................    2
  What shares owned by me can be voted?.....................    2
  What is the difference between holding shares as a
     shareholder of record and as a beneficial owner?.......    2
  How can I vote my shares in person at the meeting?........    2
  How can I vote my shares without attending the meeting?...    3
  Can I change my vote?.....................................    3
  How are votes counted?....................................    3
  What is the voting requirement to approve the proposal?...    3
  What does it mean if I receive more than one proxy or
     voting instruction card?...............................    3
  Where can I find the voting results of the meeting?.......    3
  What happens if additional proposals are presented at the
     meeting?...............................................    4
  What class of shares is entitled to be voted?.............    4
  What is the quorum requirement for the meeting?...........    4
  Who will count the votes?.................................    4
  Is my vote confidential?..................................    4
  Who will bear the cost of soliciting votes for the
     meeting?...............................................    4
  May I propose actions for consideration at next year's
     annual meeting of shareholders or nominate individuals
     to serve as directors?.................................    4
BOARD STRUCTURE AND COMPENSATION............................    6
AUDIT COMMITTEE REPORT......................................    6
DIRECTOR COMPENSATION.......................................    7
PROPOSAL TO BE VOTED ON: ELECTION OF DIRECTOR...............    8
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................   11
  Beneficial Ownership Table of Directors, Nominee and
     Executive Officers.....................................   11
  Beneficial Ownership Table of Shareholders Owning More
     Than Five Percent......................................   12
EXECUTIVE COMPENSATION......................................   13
  Report of the Compensation Committee on Executive
     Compensation...........................................   13
  Summary Compensation Table................................   14
  Option Grants in Last Fiscal Year.........................   15
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................   15
  Certain Change in Control Arrangements....................   16
  Pension Plans.............................................   16
  Pension Benefits Table....................................   17
  Stock Performance Graph...................................   18
OTHER MATTERS...............................................   18

                                  BELDEN INC.
                             7701 FORSYTH BOULEVARD
                                   SUITE 800
                           ST. LOUIS, MISSOURI 63105
                                 (314) 854-8000
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME:                        11:00 a.m. on Tuesday, May 7, 2002

PLACE: Lewis & Clark Room, 16th Floor Saint Louis Club, Pierre Laclede Center, 7701 Forsyth Boulevard, St. Louis, Missouri 63105

ITEMS OF BUSINESS:           To elect one director for a three-year term.

                             To consider such other business as may properly come before the meeting.

RECORD DATE:                 You are entitled to vote if you were a shareholder
                             at the close of business on Tuesday, March 19, 2002.

FINANCIAL STATEMENTS:        Included with this mailing is the Company's 2001
                             Annual Report to Shareholders. The Annual Report includes the Company's audited financial statements and notes for the year ended December 31, 2001, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations.

VOTING BY PROXY:             Please submit a proxy as soon as possible so your
                             shares can be voted at the meeting in accordance with your instructions. You may submit your proxy
                             (1) over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.

                                          By Order of the Board of Directors,

                                          /s/ KEVIN BLOOMFIELD
                                          Kevin Bloomfield
                                          Secretary

This proxy statement and accompanying proxy card are being distributed on or about March 29, 2002.

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Belden Inc. (sometimes referred to as the "Company" or "Belden") is providing these proxy materials to you in connection with Belden's annual meeting of shareholders which will take place on May 7, 2002. You are invited to attend the meeting and are requested to vote on the proposal described in this proxy statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposal to be voted on at the meeting, the voting process, the compensation of directors and our most highly-paid officers, and certain other required information. Our 2001 Annual Report to Shareholders is also enclosed. The Annual Report includes our 2001 audited financial statements with notes and the related Management's Discussion and Analysis of Financial Condition and Results of Operations.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:  One proposal will be voted on at the meeting: The election of one director.

Q:  WHAT IS BELDEN'S VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares "FOR" the nominee to the Board.

Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of March 19, 2002, the Record Date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee, including those shares purchased through Belden's 401(k) plan, the Belden Wire & Cable Company Retirement Savings Plan (the "Savings Plan").

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most Belden shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with Belden's Transfer Agent, Mellon Investor Services LLC ("Mellon"), you are considered (with respect to those shares) the shareholder of record and these proxy materials are being sent directly to you by Belden. As the shareholder of record, you have the right to grant your voting proxy directly to Belden or to vote in person at the meeting. Belden has enclosed a proxy card for you to use.

     BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" (that is, the name of your stockbroker, bank or other nominee) and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or other proof of identification.

    Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY INTERNET -- If you have Internet access, you may submit your proxy or, if you hold shares in street name, voting instruction card included by your broker or nominee from any location in the world by following the "Vote by Internet" instructions on the proxy card or voting instruction card.

    BY TELEPHONE -- If you live in the United States or Canada, you may submit your proxy or voting instruction card included by your broker or nominee by following the "Vote by Phone" instructions on such cards.

    BY MAIL -- You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy or voting instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" the nominee or your vote may be "WITHHELD" with respect to the nominee. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board -- "FOR" the Company's nominee to the Board and at the discretion of the proxy holders, on any other matter that comes properly before the meeting. If you participate in the Savings Plan, you will receive a proxy card for all shares you own through the plan. The proxy card will serve as a voting instruction card for the trustee, CIGNA Retirement & Investment Services. If you own shares through the plan and do not vote, the trustee will vote the plan shares in the same proportion as shares for which instructions were received under the plan.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: The proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2002.

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the proposal described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Kevin L. Bloomfield, Belden's Secretary, and Christopher E. Allen, Belden's Assistant Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason our nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES IS ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on March 19, 2002, the Record Date, is entitled to one vote at the annual meeting. On February 1, 2002, we had 24,773,770 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and "broker non-votes" are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares. But a broker non-vote will not arise with respect to the proposal to be considered at this meeting because a broker will have the discretionary authority to vote on the proposal in the absence of receiving voting instructions from his or her beneficial owner. Cumulative voting is not permitted for the proposal.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of ADP Investor Communications Services will tabulate the votes and Kevin L. Bloomfield, Belden's Secretary, or Christopher E. Allen, Belden's Assistant Secretary, will act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Belden or to third parties except
    (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy cards which are then forwarded to Belden management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: Belden will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We also have hired ADP Investor Communications Services to assist us in the distribution of proxy material and tabulating votes. We will pay ADP a fee of $7,750 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future shareholder meetings, including director nominations.

    SHAREHOLDER PROPOSALS: For a shareholder proposal to be considered for inclusion in

    Belden's proxy statement for next year's annual meeting, the written proposal must be received by Belden no later than November 30, 2002. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Apart from the issue of inclusion in proxy materials, the Company's Bylaws establish requirements for shareholder proposals to be considered at the annual meeting. For example, for a shareholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by Belden no later than March 8, 2003, and shall contain such information as required under our Bylaws.

    NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board. In addition, our Bylaws permit shareholders to nominate directors at a shareholders meeting. To make a director nomination at a shareholders meeting it is necessary that you notify Belden not fewer than 60 days in advance of the meeting. In addition, the notice must meet all other requirements contained in our Bylaws.

    COPY OF BYLAW PROVISIONS: You may contact the Belden Secretary at our Company headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

                        BOARD STRUCTURE AND COMPENSATION

The Board has seven members and two committees: Audit and Compensation. During 2001, the Board had four regular meetings. All directors attended 75% or more of the meetings of the Board and of the Board committees on which they served.


------------------------------------------------------------------------------------------------
  NAME OF DIRECTOR                        AUDIT                        COMPENSATION
------------------------------------------------------------------------------------------------
  Christopher I. Byrnes                                                X*
------------------------------------------------------------------------------------------------
  Whitson Sadler                                                       X
------------------------------------------------------------------------------------------------
  John M. Monter                                                       X
------------------------------------------------------------------------------------------------
  Bernard G. Rethore                      X*
------------------------------------------------------------------------------------------------
  Lorne D. Bain                           X
------------------------------------------------------------------------------------------------
  Arnold W. Donald                        X
------------------------------------------------------------------------------------------------
  C. Baker Cunningham
------------------------------------------------------------------------------------------------
  Number of Meetings in 2001              4                            3
------------------------------------------------------------------------------------------------

X = Committee member, * = Chair

THE AUDIT COMMITTEE

The Audit Committee assists the Board in overseeing the Company's corporate accounting and reporting practices by:

- meeting with our financial management and auditors (Ernst & Young) to review the financial statements, quarterly earnings releases and financial data of the Company;

- reviewing and recommending to the Board the selection of auditors who will audit our financial statements;

-   reviewing the scope, procedures and results of Company audits; and

-   evaluating the Company's key financial and accounting personnel.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of the three directors named below and operates under a written charter adopted by the Board of Directors. Each member is independent as defined by the New York Stock Exchange listing standards.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. We, the Committee, are responsible to oversee and monitor these processes.

In this context, we have met and held discussions with management and the independent auditors. We meet with the independent auditors, with and without management present. We reviewed and discussed with management and the independent auditors the Company's audited consolidated financial statements. We discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committee).

The independent auditors also provided to us the written disclosures required by the Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and we discussed with the independent auditors the existence of that firm's independence.

In reliance on such reviews and discussions, we recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the calendar year of 2001 filed with the Securities and Exchange Commission.

Bernard G. Rethore (Chair)
Lorne D. Bain
Arnold W. Donald

COMPENSATION COMMITTEE

The Compensation Committee determines, approves and reports to the Board on all elements of compensation for the Company's elected officers. The committee also assists the Company in developing compensation and benefit strategies to attract, develop and retain qualified employees.

                             DIRECTOR COMPENSATION

The following table provides information on Belden's compensation practices during 2001 for non-employee directors. (Mr. Cunningham does not receive any compensation for his Board activities.)

----------------------------------------------------------------------------------------------
                                 COMPENSATION TABLE FOR 2001
----------------------------------------------------------------------------------------------
  Annual Director Retainer                                       $20,000
----------------------------------------------------------------------------------------------
  Fee paid for Special Committee or Board Meetings               $1,000
----------------------------------------------------------------------------------------------
  Reimbursement for Expenses Attendant to Board Membership       Yes
----------------------------------------------------------------------------------------------
  Stock Option Award*                                            2,000
----------------------------------------------------------------------------------------------
  Stock Award**                                                  500
----------------------------------------------------------------------------------------------

* Under the Belden Inc. Long-Term Incentive Plan, each non-employee director is granted an option to purchase 2,000 shares on the day following each annual meeting. The exercise price of the option is the average of the high and low of Belden shares on the grant date. The options become exercisable on the first anniversary of the grant date and expire five years after the grant date.

** Under the Belden Inc. Non-Employee Director Stock Plan, each non-employee director receives 500 Belden shares on the day following each annual meeting.

                                    PROPOSAL

                              ELECTION OF DIRECTOR

Directors are divided into three classes, Class I, Class II and Class III, each serving a term of three years. One class stands for election at each annual meeting. There are three Class I directors whose term will expire at the 2003 annual meeting, three Class II directors whose term will expire at the 2004 annual meeting, and one Class III director whose term will expire at this annual meeting.

At this meeting, one Class III director will be elected for a term expiring at the 2005 annual meeting. Mr. Cunningham, who currently serves on the Board, is the Board's nominee, and is willing to serve if elected. Information regarding the business experience of the nominee and each director is provided below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF THE FOLLOWING NOMINEE:


C. BAKER CUNNINGHAM
Chairman of the Board, President and Chief
Executive Officer
Director since 1993                         Age 60                       [C. BAKER CUNNINGHAM]

Received a B.S. degree in civil engineering from Washington University, a M.S. degree in civil engineering from Georgia Institute of Technology and a M.B.A. from Harvard Business School. Has been Chairman, President and Chief Executive Officer of the Company since its incorporation in July 1993.

Director, Cooper Cameron Corporation.

CLASS I DIRECTORS: TERM EXPIRING IN 2003


CHRISTOPHER I. BYRNES
Dean, School of Engineering and Applied Science
Washington University
Chairman -- Compensation Committee
Director since 1995                             Age 52               [CHRISTOPHER I. BYRNES PHOTO]

Received a B.S. degree in mathematics from Manhattan College and M.S. and Ph.D. degrees in mathematics from the University of Massachusetts. Has served on the engineering faculty at Arizona State, Harvard, and the Royal Institute of Technology in Stockholm. Has held visiting appointments in Austria, France, Germany, Italy, Japan, the Netherlands, Sweden and the former Soviet Union. Elected Fellow of the Institute of Electrical and Electronics Engineers and of the Japan Society for the Promotion of Science. In 1998, received an Honorary Doctor of Technology from the Royal Institute of Technology in Stockholm. Since 1991, has been Dean of the School of Engineering and Applied Science of Washington University.


JOHN M. MONTER
Chairman, President and Chief Executive
Officer
Brand Services, Inc.
Member -- Compensation Committee
Director since May 2000                     Age 54                            [JOHN M. MONTER]

Received a B.S. degree in journalism from Kent State University and a M.B.A. degree from the University of Chicago. From 1993 to 1996, was President of the Bussmann Division of Cooper Industries, Inc. Bussmann manufactures electrical and electronic fuses. Since 1996, has been President and Chief Executive Officer of Brand Services, Inc. ("Brand") and is also a member of the Board of Directors of the parent company of Brand, DLJ Brand Holdings. In April 2001, was elected Chairman, DLJ Brand Holdings. Brand is a supplier of scaffolding services and specialty temporary structures. Since October 2001, serves as a director of Hyco International, a privately-held supplier of hydraulic cylinders for construction and over-the-road vehicles.


WHITSON SADLER
Member -- Compensation Committee
Director since May 2000                     Age 61                            [WHITSON SADLER]

Received a B.A. degree in economics from the University of the South and a M.B.A. degree from Harvard Business School. Since January 2002, director of Solvay S.A. ("Solvay"). Solvay, headquartered in Brussels, produces chemicals, plastics and pharmaceuticals. From 1978 to December 31, 2001, had been President and Chief Executive Officer of Solvay America, Inc., an affiliate of Solvay. Prior to joining Solvay, was a General Partner of Lazard Freres & Company.

Director, Solvay S.A.

CLASS II DIRECTORS: TERM EXPIRING IN 2004


BERNARD G. RETHORE
Chairman of the Board, Emeritus
Flowserve Corporation
Chairman -- Audit Committee
Director since 1997                         Age 60                  [BERNARD G. RETHORE PHOTO]

Received a B.A. degree in economics (Honors) from Yale University and a M.B.A. degree from the Wharton School of the University of Pennsylvania. Since 1995, had been Director, President and Chief Executive Officer of BW/IP, Inc., a supplier of advanced-technology fluid transfer and control equipment, systems and services and was elected its Chairman in February 1997. In July 1997, became Chairman and Chief Executive Officer of Flowserve Corporation ("Flowserve") and added the additional title of President, in October 1998 until July 1999. Stepped down as Chief Executive Officer of Flowserve in January 2000 but continued to serve as its Chairman until his retirement as an executive officer and director in April 2000, when he was named Chairman of the Board, Emeritus. Flowserve, formed by the merger of BW/IP, Inc. and Durco International, Inc., is a leading global producer of highly engineered pumps, precision seals, valves and valve actuators, and flow management services. From 1989 to 1995, was Senior Vice President of Phelps Dodge Corporation and President of Phelps Dodge Industries.

Director, Maytag Corporation, Amcast Industrial Corporation, Dover Corporation and Walter Industries, Inc.


LORNE D. BAIN
Member -- Audit Committee
Director since 1993                         Age 60                       [LORNE D. BAIN PHOTO]

Received a B.B.A. degree from St. Edwards University, a Juris Doctor degree from the University of Texas School of Law and completed Harvard Business School's Advanced Management Program. Until September 2000, served as Chairman, President and Chief Executive Officer of WorldOil.com, a trade publication and Internet-based business serving the oilfield services industry. From 1997 to February 2000, was Managing Director of Bellmeade Capital Partners, L.L.C., a venture capital firm. From 1991 to 1996, had been Chairman and Chief Executive Officer of Sanifill, Inc., an environmental services company.


ARNOLD W. DONALD
Chairman and Chief Executive Officer
Merisant Company
Member -- Audit Committee
Director since August 2000                  Age 47                    [ARNOLD W. DONALD PHOTO]

Received a B.A. degree in Economics from Carleton College, a B.S. degree in Mechanical Engineering from Washington University in St. Louis, and a MBA in Finance from the University of Chicago Graduate School of Business. In 1977, joined the Monsanto Company in St. Louis, Missouri holding various positions over the next twenty-three years, including President of Monsanto's Nutrition and Consumer sectors and Senior Vice President of the parent company. In March 2000, became Chairman and CEO of Merisant, a newly-formed company which markets global sweeteners under the brands Equal(R) and Canderel(R).

Director, Crown Cork & Seal Co. Inc., Scotts Company and Carnival Corporation.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists information as of March 1, 2002, concerning:

     - beneficial ownership of each director or nominee;

     - beneficial ownership of each executive officer named in the Summary Compensation Table; and

     - beneficial ownership of directors, nominees and executive officers as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of April 30, 2002 (60 days after March 1, 2002) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares set forth in the following table.

The percentage of outstanding common stock, including options exercisable within 60 days after March 1, 2002, beneficially owned by directors, nominees and executive officers as a group is 4.1%. The percentage of shares beneficially owned by any director or nominee individually (including options exercisable through April 30, 2002) does not exceed 1% of the outstanding common stock, except for Mr. Cunningham whose percentage of shares is 2% of the outstanding common stock.

    BENEFICIAL OWNERSHIP TABLE OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

                                                              SHARES BENEFICIALLY
                                                                  OWNED(a)(b)
                                                              -------------------
C. Baker Cunningham                                                 515,127
  Chairman of the Board, President, and Chief Executive
  Officer
Peter J. Wickman                                                    144,741
  Vice President, Operations and President of Belden
  Electronics
Richard K. Reece                                                    149,070(c)
  Vice President, Operations and President of Belden
  Communications
Paul Schlessman                                                      69,241(d)
  Vice President, Finance and Chief Financial Officer
Kevin L. Bloomfield                                                  92,087
  Vice President, Secretary and General Counsel
Bernard G. Rethore                                                   13,600(e)
  Director
Lorne D. Bain                                                        10,800
  Director
Christopher I. Byrnes                                                 8,500
  Director
Whitson Sadler                                                       13,800
  Director
Arnold W. Donald                                                      4,700(f)
  Director
John M. Monter                                                        4,500
  Director
All directors, nominees and officers as a group                   1,026,166

(a) Includes the following shares covered by stock options which are currently exercisable or exercisable within 60 days after March 1, 2002: Mr. Cunningham, 388,334 shares; Mr. Schlessman, 60,333 shares; Mr. Reece, 114,333 shares; Mr. Wickman, 114,333 shares; Mr. Bloomfield, 74,334 shares; Mr. Bain, 6,000 shares; Dr. Byrnes 6,000 shares; Mr. Rethore 5,000 shares; Mr. Sadler, 2,000 shares; and

     Mr. Monter, 2,000 shares. Includes the following restricted shares awarded in 2001: Mr. Cunningham, 17,000 shares; Mr. Reece, 6,000; Mr. Wickman, 6,000; Mr. Schlessman, 5,000; and Mr. Bloomfield, 3,000. See footnote (3) of "Summary Compensation Table" for the terms of the restricted share awards. Table does not include any long-term compensation awards made in 2002.

(b)  Includes shares held in the Company's Saving Plan.

(c)  Includes 24,776 shares owned jointly by Mr. Reece and his spouse.

(d)  Includes 200 shares held in an IRA.

(e)  Includes 5,200 shares held in trust.

(f)  Includes 2,200 shares held in trust.

    BENEFICIAL OWNERSHIP TABLE OF SHAREHOLDERS OWNING MORE THAN FIVE PERCENT

The following table shows information regarding those shareholders known to the Company to beneficially own more than 5% of the outstanding Belden shares for the period ending on December 31, 2001.

                                                              AMOUNT AND
                                                              NATURE OF
NAME AND ADDRESS                                              BENEFICIAL   PERCENT
OF BENEFICIAL OWNER                                           OWNERSHIP    OF CLASS
-------------------                                           ----------   --------
First Pacific Advisors, Inc.                                  1,454,300(a)   5.9%
  11400 West Olympic Boulevard
  Suite 1200
  Los Angeles, CA 90064
T. Rowe Price Associates, Inc.                                2,258,400(b)   9.1%
  100 E. Pratt Street
  Baltimore, MD 21202

(a) Information based on a Schedule 13G filed with the SEC by First Pacific Advisors, Inc. ("First Pacific"). First Pacific has shared voting power over 88,000 shares, shared dispositive power over 1,454,300 and does not have sole voting or sole dispositive power over any shares.

(b) Information based on a joint Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. ("Price") and T. Rowe Price Small Cap Stock Fund, Inc. ("Small Cap"). Price has sole voting power over 605,300 shares, sole dispositive power over 2,258,400 shares and does not have shared voting or shared dispositive power over any shares. Small Cap has sole voting power over 1,460,200 shares and does not have shared voting or any dispositive power over any shares. The securities are owned by various individuals and institutional investors, including Small Cap (which owns 1,460,200 shares), which Price serves as investment adviser with power to direct investments or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price is deemed to be a beneficial owner of such securities; however, Price disclaims that it is, in fact, the beneficial owner of the securities.

In addition, at December 31, 2001, CIGNA Retirement and Investment Services as Trustee of the Savings Plans, held of record 916,246 shares, 3.6% of common stock.

                             EXECUTIVE COMPENSATION

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

For the year, the Compensation Committee (comprised entirely of non-employee directors) continued to follow its established compensation policies. The compensation program for management is designed to motivate performance so individual and Company objectives are achieved. The main compensation objective for executive officers is to enhance shareholder value over the long term. The Committee strives to achieve this goal by providing competitive base salaries to attract and retain employees; an annual cash bonus that gives management cash incentives for achievement of pre-determined performance targets; and long-term compensation awards so management's interest is aligned with that of other shareholders.

The Committee approves individual officer salaries, bonuses, and awards under the Company's long-term incentive plan. For other employees, the Committee reviews guidelines for compensation, and approves bonuses and any awards under the incentive plan.

The Committee reviewed base salaries for officers in 2001 and any adjustments made to them. Pursuant to Company policies, salaries are adjusted based on competitive conditions and past individual performance. To gauge competitive conditions, salaries are structured so the mid-point salary range for an employee is at the 50th percentile of salaries paid by companies in the electronics and communications equipment industry. This is the industry in which the Company competes for talent. The companies selected for this salary comparison differ from the companies included in the S&P Electrical Equipment Index, which the Company uses in the performance graph that follows this report.

Management is eligible to receive an incentive bonus based on the achievement of predetermined performance criteria. Mr. Cunningham may receive an incentive bonus of up to 50% of his mid-point salary range for performance at the target level and a maximum amount of up to 100% of the mid-point of his salary range. The criteria for Mr. Cunningham are based solely on return on capital (33%) and earnings per share (67%). For officers other than Mr. Cunningham, an individual performance element is included with the weight assigned to each as follows: 53% earnings per share; 27% return on capital; and 20% individual performance.

The Committee establishes the performance goals at the beginning of the year. The Company's overall financial performance determines the size of the bonus pool to be distributed to the executives participating in the program. For the year 2001, none of the executive officers or senior management received a bonus. This is because the Company had a challenging year as it dealt with declining economic conditions in its major markets of North America and Europe.

The Company's long-term incentive plan authorizes the Committee to grant officers and key management various awards intended to promote success by aligning employee financial interests with long-term shareholder value. Awards that may be granted under the plan include stock options and restricted shares. Last year, the Committee made awards of restricted shares or stock options (or both) to key management, including officers. Consistent with the purpose of the plan, the options were issued at market value on the grant date. They vest over three years and expire in ten years. The restricted shares cannot be transferred or disposed of for three years and the holder forfeits his shares if he leaves the Company before expiration of the three-year vesting period. All dividends accrued on the restricted shares are accumulated and become payable only upon vesting. The size of individual grants of options and restricted shares was based on various factors primarily relating to the responsibilities of the individual officer, the recipient's expected future contributions and prior grants.

The compensation policies noted above apply equally to the compensation of Mr.
Cunningham: the Committee is responsible for determining his salary, any cash bonus, or any awards under the long-term incentive plan.

In consultation with Company representatives and a compensation consultant, the Committee believes that it is unlikely the Company would pay any material amounts in 2002 that would result in a loss of a Federal income tax deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended. (Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the named executive officers.) Nevertheless, the Committee will continue to use sound business judgment to determine whether specific compensation programs are appropriate, even if certain elements may not meet the performance criteria under the tax code provision, or whether to authorize special actions to be taken or plans or programs be revised in light of the tax provision.

Christopher I. Byrnes (Chair)
Whitson Sadler
John M. Monter

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION AWARDS
                                                                       ----------------------------------
                                             ANNUAL COMPENSATION       RESTRICTED   SECURITIES
                                         ---------------------------     STOCK      UNDERLYING     ALL
NAME AND PRINCIPAL                              SALARY(1)   BONUS(2)   AWARDS(3)    OPTIONS(4)   OTHER(5)
COMPENSATION POSITION                    YEAR      ($)        ($)         ($)          (#)         ($)
---------------------                    ----   ---------   --------   ----------   ----------   --------
C. Baker Cunningham                      2001    570,833          0     454,750       50,000      47,514
  Chairman of the Board, President,      2000    545,833    230,000           0      100,000      42,365
  and Chief Executive Officer            1999    518,749    145,000           0      120,000      36,508
Peter J. Wickman                         2001    297,499          0     160,500       18,000      18,112
  Vice President, Operations and         2000    282,500    100,000           0       35,000      15,637
  President of Belden Electronics        1999    262,500     60,000           0       30,000      13,612
Richard K. Reece                         2001    297,499          0     160,500       18,000      17,437
  Vice President, Operations and         2000    282,500     85,000           0       35,000      15,637
  President of Belden Communications     1999    262,500     60,000           0       30,000      13,612
Paul Schlessman                          2001    242,499          0     133,750       15,000      14,062
  Vice President, Finance and            2000    232,500     65,000           0       35,000      12,937
  Chief Financial Officer                1999    206,041     40,000           0            0      90,201
Kevin L. Bloomfield                      2001    227,500          0      80,250        8,000      13,387
  Vice President, Secretary              2000    212,500     65,000           0       25,000      11,812
  and General Counsel                    1999    197,500     45,000           0       25,000      10,327

(1) Salaries are amounts actually received. The aggregate amount of perquisites and other personal benefits for any named executive does not exceed $50,000 or 10% of the total annual salary and bonus for any such named executive and, therefore, such items have been excluded.

(2) Determined by the Compensation Committee at its first meeting held after the end of the fiscal year in which the compensation was earned.

(3) The figures in this column reflect the closing price of Belden shares ($26.75 per share) on the grant date of awards of restricted stock (February 14, 2001). The awards are subject to forfeiture in the event the executive does not remain employed by the Company for three years after the grant date. The following chart shows the value of such shares as of the end of 2001 (i.e., $23.55 per share, the closing price of Belden shares on December 31, 2001):

    C. Baker Cunningham                                           400,350
    Peter J. Wickman                                              141,300
    Richard K. Reece                                              141,300
    Paul Schlessman                                               117,750
    Kevin L. Bloomfield                                            70,650

   Dividends on the restricted stock accumulate and become payable after the three-year-vesting period. The dividend rate on the shares of restricted stock is the dividend rate payable on all outstanding shares of Company common stock.

(4) Options granted under the Incentive Plan. The exercise of one-third of the shares is permitted on the first, second, and third anniversaries of the grant dates. The exercise price for the 1999 options was $20.06; the exercise price for the 2000 options was $21.75; and the exercise price for the 2001 options was $26.38. In each instance, the exercise price equaled the average of the high and low of Belden shares on the grant date.

(5) For each named officer, amounts include Company contributions and allocations in Company-sponsored defined contribution plans and other plans. For Mr. Schlessman, this column also includes, for 1999, reimbursements related to a relocation totaling $86,330.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                          ----------------------------------------------------------    POTENTIAL REALIZABLE
                                           PERCENT OF                                     VALUES AT ASSUMED
                            NUMBER OF        TOTAL                                      ANNUAL RATES OF STOCK
                           SECURITIES       OPTIONS                                    PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO                                      OPTION TERM(1)
                             OPTIONS      EMPLOYEES IN      EXERCISE      EXPIRATION   -----------------------
                          GRANTED(#)(2)   FISCAL YEAR    PRICE($/SH)(3)      DATE        5%($)       10%($)
                          -------------   ------------   --------------   ----------   ---------   -----------
C. Baker Cunningham          50,000          12.1.%          26.38           2011       829,500     2,102,150
Peter J. Wickman             18,000            4.3%          26.38           2011       298,620       756,780
Richard K. Reece             18,000            4.3%          26.38           2011       298,620       756,780
Paul Schlessman              15,000            3.6%          26.38           2011       248,850       630,644
Kevin L. Bloomfield           8,000            1.9%          26.38           2011       132,720       336,343

(1) The Company elected to use "Potential Realizable Values at Assumed Annual Rates of Stock Price Appreciation for Option Term". The dollar amounts under these columns are the result of calculations at the 5% ($42.97) and 10% ($49.40) rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company.

(2) Grants of stock options in 2001 awarded under the Incentive Plan. Exercises of one-third of the shares are permitted on the first, second, and third anniversaries of the grant date.

(3) The purchase price of shares subject to an option is the average of the high and low of Belden shares on the date of grant.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                               NUMBER OF
                                                         SECURITIES UNDERLYING         VALUE OF UNEXERCISED IN-
                               SHARES       VALUE        UNEXERCISED OPTIONS AT          THE-MONEY OPTIONS AT
                             ACQUIRED ON   REALIZED       DECEMBER 31, 2001(#)           DECEMBER 31, 2001($)
                             EXERCISE(#)     ($)      EXERCISABLE/UNEXERCISABLE(1)   EXERCISABLE/UNEXERCISABLE(2)
                             -----------   --------   ----------------------------   ----------------------------
C. Baker Cunningham               0           $0            338,334/455,000                478,501/119,999
Peter J. Wickman                  0           $0             96,667/138,000                 125,626/41,999
Richard K. Reece                  0           $0             96,667/138,000                 125,626/41,999
Paul Schlessman                   0           $0              43,667/82,000                 133,413/41,999
Kevin L. Bloomfield               0           $0              63,334/88,000                 102,189/29,999

(1) For Messrs. Cunningham, Wickman, Reece and Bloomfield, table column reflects option grants on February 28, 1996, at an exercise price of $30.75 per share; on February 20, 1998, at an exercise price of $39.53125 per share; on January 5, 1999 at an exercise price of $20.0625; on February 16, 2000, at an exercise price of $21.75; and on February 14, 2001 at an exercise price of $26.38 per share. For Messrs. Reece and Wickman, table column also reflects an additional option grant each received on February 26, 1997 to purchase 10,000 shares at an option price of $35.1875 per share. For Mr. Schlessman, table column reflects option grants on February 26, 1997 at $35.1875 per share; on February 20, 1998 at $39.53 per share; on November 4, 1998 at $16.9375 per share; on February 16, 2000 at $21.75 per share; and on February 14, 2001 at $26.38 per share. For each grant, the exercise price was the average of the high and low of Belden shares on the date of grant. Options become exercisable as to one-third of such options on each of the first three anniversaries of the date of grant and will expire ten years after the date of grant.

(2) "Value" represents the difference between the closing price of the common stock on the New York Stock Exchange on December 31, 2001 ($23.55), and the exercise price of such options.

CERTAIN CHANGE IN CONTROL ARRANGEMENTS

The Company maintains a "grantor trust" under Section 671 of the Code to provide certain participants in designated compensation and supplemental retirement plans with greater assurance that the benefits and payments to which those participants are entitled under those plans will be paid. Prior to a "change of control" of the Company (as defined in the Trust agreement), the Company has the discretion to make contributions to the Trust. After a change in control of the Company, the Company must transfer to the Trust the amount of the benefits participants have earned through the date of the change in control and thereafter continue to fund the Trust as benefits accrue. The amount held in trust at December 31, 2001 was de minimis. The assets of the Trust are subject to claims of the creditors of the Company in the event the Company becomes "insolvent" as defined in the Trust agreement.

The named officers in the Summary Compensation Table are parties to agreements whereby in the event their employment is terminated other than for cause after a change of control or they resigned for good reason following a change of control
(i) they would receive an amount equal to 2 times (or 2.99 times in the case of Mr. Cunningham) the sum of (a) their then current base salary and (b) their highest annual bonus paid during the past two years and (ii) be provided health benefits and life insurance for 2 years following such change of control.

The Incentive Plan provides for the acceleration of certain benefits in the event of a change of control (as defined in the plan) of the Company. Upon the occurrence of a change of control, each non-employee director option with respect to which six months have elapsed since the date of grant, whether the option is then exercisable or not, will be cancelled in consideration for a payment equal to the excess of the then fair market value of the common stock (as calculated in accordance with the Incentive Plan) over the option exercise price. Except as may be provided in the agreement relating to the options, a holder of any other options granted under the Incentive Plan which are not then exercisable in full at the time of a change of control will be entitled, with respect to the portion not then exercisable, to receive a cash payment equal to the excess of the then fair market value of the common stock (as calculated in accordance with the Incentive Plan) over the option exercise price.

PENSION PLANS

The executives named in the Summary Compensation Table may upon retirement be entitled to benefits from the Belden Wire & Cable Company Pension Plan (the "Pension Plan") and the Supplemental Excess Defined Benefit Plan of Belden Wire & Cable Company (the "Supplemental Plan"). Benefits under the plans upon retirement are determined based upon compensation during the employment period and years of service.

Pursuant to the Pension Plan, the Company credits to each individual's account thereunder 5.5% of each year's total compensation up to the Social Security wage base for the year, plus 8% of each year's total compensation that exceeds the Social Security wage base. For this purpose, total compensation is cash remuneration paid by the Company to or for the benefit of a participant in the Pension Plan for services rendered while an employee.

For the executives named in the Summary Compensation Table, the total compensation will be computed as shown in the columns "Salary" and "Bonus" of the Summary Compensation Table. Employees who were formerly employees of Cooper Industries, Inc. were credited for service while employed by Cooper. Benefits for service through August 1, 1993, were determined under the Cooper Salaried Employees' Retirement Plan then in effect and converted to initial balances under the Pension Plan. Funds equal to the actuarial value of the accrued liabilities for all participants plus a pro rata portion of the Cooper plan excess assets have been transferred from the Cooper pension trust to a trust established by Belden for the Pension Plan.

Employees do not make any contributions to the Pension Plan. Benefits at retirement are payable, as the participant elects, in the form of an escalating annuity, a level annuity with or without survivorship, or a lump-sum payment. The Company contributes to a trust fund sufficient to meet the minimum requirements under the Internal Revenue Code ("Code") to maintain the status of the Pension Plan as a qualified defined benefit plan.

The Supplemental Plan is an unfunded, nonqualified plan which provides to certain employees, including those named in the Summary Compensation Table, Pension Plan benefits that generally cannot be paid from a qualified, defined benefit plan due to provisions of the Code.

PENSION BENEFITS

                         YEARS OF
                         CREDITED         YEAR      ESTIMATED
                       SERVICE AS OF   INDIVIDUAL     ANNUAL
                        JANUARY 1,      REACHES     BENEFIT AT
                           2001          AGE 65       AGE 65
                       -------------   ----------   ----------
C. Baker Cunningham        31.5           2006       $256,000
Peter J. Wickman           21.0           2014       $113,100
Richard K. Reece            8.4           2021       $166,300
Paul Schlessman             4.8           2021       $104,800
Kevin L. Bloomfield        20.5           2016       $107,600

For each of the individuals shown in the Summary Compensation Table, the table above shows current credited years of service, the year each attains age 65, and the projected annual pension benefit at age 65. The projected annual pension benefit is based on the following assumptions: benefits will be paid on a straight-line annuity basis, continued compensation at 2001 levels and an interest credit rate of 5.5%. Amounts payable under the Supplemental Plan are included in the estimated annual benefit.

                            STOCK PERFORMANCE GRAPH

The graph below compares cumulative total shareholder return (assuming reinvestment of dividends) with the cumulative total shareholder return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Electrical Equipment Index at closing prices.

                              [PERFORMANCE GRAPH]


 Company/Index                                                Dec 96   Dec 97   Dec 98   Dec 99   Dec 00   Dec 01
 Belden Inc                                                    100     95.80    58.07    58.12    70.76     66.25
 S&P 500 Index                                                 100     133.36   171.48   207.56   188.66   166.24
 Electrical Equipment-500                                      100     140.93   189.13   283.60   265.18   214.96

                                 OTHER MATTERS

RELATIONSHIP WITH INDEPENDENT AUDITORS

During the year, the Company engaged Ernst & Young LLP ("E & Y") to perform its annual audit and to render other services.

AUDIT FEES

E & Y billed the Company $308,050 for its audit of the Company's annual financial statements and review of the Company's quarterly financial statements.

ALL OTHER FEES

E & Y billed the Company $940,571 for other services. Included in this amount are (i) tax consulting and compliance services, (ii) audit-related services for pension, statutory and internal audits and accounting and internal control consultations, and (iii) business acquisition due diligence and integration fees. The Company did not engage E & Y to provide advice regarding financial information systems design and implementation.

The Audit Committee has concluded that the above non-audit services were compatible with maintaining E & Y's independence as the Company's auditors. Representatives of E & Y will be present at the Annual Meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Auditors contained in the 2001 Annual Report to Shareholders, which is being mailed with this Proxy Statement to all shareholders. Representatives of E & Y will have the opportunity to make a statement at the meeting, if they desire to do so.

                                          By Order of the Board of Directors

                                          KEVIN L. BLOOMFIELD
                                          SECRETARY
                                          MARCH 27, 2002

                                  [BELDEN LOGO]













--------------------------------------------------------------------------------

                                      PROXY

                                   BELDEN INC.
                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 2002
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Belden Inc. appoints Kevin Bloomfield, Christopher Allen, or either of them, proxies of the undersigned with power of substitution to vote, as designated on the reverse side of this card, all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 7, 2002, at 11:00 a.m., in the Lewis & Clark Room, the Saint Louis Club, 7701 Forsyth Blvd., St. Louis, Missouri, or at any adjournment thereof, with all powers the shareholder would possess, if present, on the matters described in the Proxy Statement dated March 27, 2002. The shareholder revokes any proxies previously given with respect to such meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" THE PROPOSAL (C. BAKER CUNNINGHAM AS NOMINEE FOR DIRECTOR) AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     To Participants in the Belden Wire & Cable Company Retirement Savings Plan ("Plan"): The number of shares shown on the reverse side includes shares credited to the accounts of participants in the Plan. This card, therefore, will constitute voting instructions not only for shares held directly by participants outside the Plan but also for shares held indirectly by participants in the Plan. If you own shares through the Plan and do not vote, the trustee of the Plan will vote the Plan's shares in the same proportion as shares for which instructions were received under the Plan.

     Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 27, 2002, and the Annual Report to Shareholders for the year ending December 31, 2001.


     Address Changes/Comments:

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                               (See reverse side)










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[BELDEN LOGO]                                                           VOTE BY INTERNET - WWW.PROXYVOTE.COM
BELDEN INC.                                                             Use the Internet to transmit your voting
7701 FORSYTH BLVD.                                                      instructions and for electronic delivery of
SUITE 800                                                               information up until 11:59 P.M. Eastern Time the
ST. LOUIS, MO 63105                                                     day before the meeting date. Have your proxy card
                                                                        in hand when you access the web site. You will be
                                                                        prompted to enter your 12-digit Control Number
                                                                        which is located below. Follow the instructions:

                                                                        -    you can simply cast your vote, or
                                                                        -    you can cast your vote and register to
                                                                             receive all future shareholder communications
                                                                             electronically instead of in print. This
                                                                             means that, for future annual meetings, the
                                                                             annual report, proxy, and other
                                                                             correspondence may be delivered to you
                                                                             electronically via e-mail.

                                                                        VOTE BY PHONE - 1-800-690-6903
                                                                        Use any touch-tone telephone to transmit your
                                                                        voting instructions up until 11:59 P.M. Eastern
                                                                        Time the day before the meeting date. Have your
                                                                        proxy card in hand when you call. You will be
                                                                        prompted to enter your 12-digit Control Number
                                                                        which is located below and then follow the simple
                                                                        instructions the Vote Voice provides you.

                                                                        VOTE BY MALL
                                                                        Mark, sign, and date your proxy card and return it
                                                                        in the postage-paid envelope we have provided or
                                                                        return it to Belden Inc., c/o ADP, 51 Mercedes
                                                                        Way, Edgewood, NY 11717.









TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             BELDEN                    KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BELDEN INC.
                                                                                                                       ------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE                                                                                           |
FOR THE PROPOSAL.                                                                                                                  |
                                                                                   To withhold authority to vote, mark "Except"    |
                                                                                   and write the nominee's name on the line below.
                                                    FOR WITHHOLD FOR ALL

                                                    ALL      ALL   EXCEPT
1.   ELECTION OF DIRECTOR NOMINEE.
     C. BAKER CUNNINGHAM                            [ ]      [ ]     [ ]           -----------------------------------------------




IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO TRANSACT AND VOTE UPON SUCH OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



For address changes and/or comments, please check this box        [ ]
and write them on the back where indicated.

If you plan on attending the meeting, please check box to the     [ ]
right.



-------------------------------------------------------                     -------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]          Date                            Signature (Joint Owners)            Date

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